                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                   Form 8-K/A

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934
                Date of Report (Date of earliest event reported)
                               February 23, 1999

                       Clear Channel Communications, Inc.
             (Exact name of registrant as specified in its charter)

                                      Texas
                            (State of Incorporation)

         1-9645                                          74-1787536
(Commission File Number)                    (I.R.S. Employer Identification No.)

                          200 Concord Plaza, Suite 600
                            San Antonio, Texas 78216
                                 (210) 822-2828
          (Address and telephone number of principal executive offices)

                       Clear Channel Communications, Inc.
                                   Form 8-K/A

Item 5            OTHER EVENTS

On March 12, 1998, Clear Channel Communications, Inc., a Texas corporation (the Company), filed a Current Report on Form 8-K. The Company is filing this amendment to adjust the pro forma information under item 7(b).

Item 7            FINANCIAL STATEMENTS AND EXHIBITS

(b)      Pro Forma Financial Information.

         Item 7.(b) Pro forma financial information.

         UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS

The following unaudited pro forma combined condensed financial statements give effect to the Merger. For accounting purposes the Merger will be accounted for as a purchase of Universal by the Company; accordingly the net assets of Universal have been adjusted to their estimated fair values based upon a preliminary purchase price allocation.

The unaudited pro forma combined condensed statements of operations for the year ended December 31, 1997 give effect to the Merger as if it had occurred at January 1, 1997. The unaudited pro forma combined condensed balance sheet at December 31, 1997 gives effect to the Merger as if it occurred on December 31, 1997.

The unaudited pro forma combined condensed statements of operations were prepared based upon the historical statement of operations of the Company adjusted to reflect the acquisition of Eller Media and the Paxson Radio Acquisition as if such acquisitions had occurred at January 1, 1997 (Clear Channel Pro Forma) and the historical statement of operations of Universal. The unaudited pro forma combined condensed balance sheet was prepared based upon the historical balance sheets of the Company and Universal.

The unaudited pro forma combined condensed financial statements do not give effect to any potential divestitures or regulatory costs that may be imposed by a Governmental entity as a condition for their approval of the Merger.

The unaudited pro forma combined condensed financial statements should be read in conjunction with the historical financial statements of the Company and Universal included herein.

The unaudited pro forma combined condensed financial statements are not necessarily indicative of the actual results of operations or financial position that would have occurred had the Merger and the above described acquisitions by the Company and Universal occurred on the dates indicated nor are they necessarily indicative of future operating results or financial position.

                           CLEAR CHANNEL AND UNIVERSAL
              UNAUDITED PRO FORMA COMBINED CONDENSED BALANCE SHEET

                             (Dollars in thousands)

                                December 31, 1997

                                                                                               Clear Channel
                                                                                Pro Forma      and Universal
                                            Clear Channel      Universal          Merger         Pro Forma
                                             Historical       Historical       Adjustments        Merger
                                             -----------      -----------      -----------      -----------
ASSETS
Current assets:
Cash and cash equivalents                    $    24,657      $        89      $   (15,000)     $     9,746
Accounts receivable, net                         155,962           35,876             --            191,838
Film rights - current                             14,826             --               --             14,826
Other current assets                               3,202           14,802             --             18,004
                                             -----------      -----------      -----------      -----------
Total Current Assets                             198,647           50,767          (15,000)         234,414

Property, plant & equipment, net                 746,284          622,179             --          1,368,463

Intangible assets:
Network affiliation agreements                    33,727             --               --             33,727
Licenses and goodwill                          2,175,944          260,504          902,290        3,338,738
Covenants not-to-compete                          24,892            9,084             --             33,976
Other intangible assets                           19,593             --               --             19,593
                                             -----------      -----------      -----------      -----------
                                               2,254,156          269,588          902,290        3,426,034
Less accumulated amortization                   (141,066)         (20,103)          18,213         (142,956)
                                             -----------      -----------      -----------      -----------
                                               2,113,090          249,485          920,503        3,283,078
Other assets:
Notes receivable                                  35,373             --               --             35,373
Film rights                                       14,171             --               --             14,171
Investments in and advances
  to, nonconsolidated affiliates                 266,691             --               --            266,691
Other assets                                      30,122          18,417              --             48,539
Other investments                                 51,259             --               --             51,259
                                             -----------      -----------      -----------      -----------
TOTAL ASSETS                                 $ 3,455,637      $   940,848      $   905,503      $ 5,301,988
                                             ===========      ===========      ===========      ===========
LIABILITIES
Current liabilities:
Accounts payable                             $    11,904      $     5,512      $      --        $    17,416
Accrued interest                                   9,950             --               --              9,950
Accrued expenses                                  34,489           27,177             --             61,666
Deferred income                                    1,340             --               --              1,340
Current portion of long-term debt                 13,294           12,374             --             25,668
Current portion of film rights liability          15,875             --               --             15,875
                                             -----------      -----------      -----------      -----------
Total Current Liabilities                         86,852           45,063             --            131,915

Long-term debt                                 1,540,421          507,600             --          2,048,021
Film rights liability                             15,551             --               --             15,551
Deferred income taxes                             10,114           91,830             --            101,944
Deferred income - long-term                        9,750             --               --              9,750
Other long-term liabilities                       25,378             --               --             25,378

Minority interest                                 20,787             --               --             20,787
Shareholders' equity:
Preferred stock                                     --               --               --               --
Common stock                                       9,823              268            1,661           11,752
Additional paid-in capital                     1,541,865          374,129          825,800        2,741,794
Retained earnings/
  (accumulated deficit)                          169,631          (87,541)          87,541          169,631
Other                                              2,398            9,499           (9,499)           2,398
Unrealized gain on investments                    23,754             --               --             23,754
Cost of shares held in treasury                     (687)            --               --               (687)
                                             -----------      -----------      -----------      -----------
Total Shareholders' Equity                     1,746,784          296,355          905,503        2,948,642
                                             -----------      -----------      -----------      -----------
TOTAL LIABILITIES AND
  SHAREHOLDERS' EQUITY                       $ 3,455,637      $   940,848      $   905,503      $ 5,301,988
                                             ===========      ===========      ===========      ===========

                           CLEAR CHANNEL AND UNIVERSAL
                     UNAUDITED PRO FORMA COMBINED CONDENSED
                             STATEMENT OF OPERATIONS

                      (In thousands, except per share data)

                          Year ended December 31, 1997

                                                                                             Clear Channel
                                                                              Pro Forma      and Universal
                                          Clear Channel      Universal          Merger         Pro Forma
                                            Pro Forma       Historical       Adjustments        Merger
                                           -----------      -----------      -----------      -----------
Net revenue                                $   831,814      $   209,639      $      --        $ 1,041,453
Operating expenses                             490,324          101,613             --            591,937
Depreciation and amortization                  152,206           59,977           30,881          243,064
Noncash compensation for
  incentive options                               --              8,289           (8,289)            --
Corporate expenses                              27,260             --               --             27,260
                                           -----------      -----------      -----------      -----------
Operating income (loss)                        162,024           39,760          (22,592)         179,192
Interest expense                               116,805           46,400             --            163,205
Other income (expense) - net                     6,463           (2,621)            --              3,842
                                           -----------      -----------      -----------      -----------
Income (loss) before income taxes               51,682           (9,261)         (22,592)          19,829
Income tax (expense) benefit                   (30,841)            --               --            (30,841)
                                           -----------      -----------      -----------      -----------
Income before equity in earnings
  (loss) of nonconsolidated affiliates          20,841           (9,261)         (22,592)         (11,012)
Equity in earnings (loss) of
  nonconsolidated affiliates                     6,615             --               --              6,615
                                           -----------      -----------      -----------      -----------
Net income (loss)                          $    27,456      $    (9,261)     $   (22,592)     $    (4,397)
                                           ===========      ===========      ===========      ===========
Net income (loss) per common share:
    Basic                                  $       .30                                        $     (0.04)
                                           ===========                                        ===========
    Diluted                                $       .26                                        $     (0.07)
                                           ===========                                        ===========

                           CLEAR CHANNEL AND UNIVERSAL

      NOTES TO UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS

The Company and Universal unaudited pro forma combined condensed financial statements reflect the Merger, accounted for as a purchase, as follows (In thousands, except per share amounts):

Universal Common Stock outstanding at December 31, 1997 adjusted
  to reflect the exercise of all outstanding options and warrants          28,787,442
Exchange ratio                                                                    .67
                                                                         ------------
Shares of the Company's Common Stock assumed to be issued in connection
  with the Merger                                                          19,287,586
Estimated value per share                                                x   $62.3125
                                                                         ------------
                                                                         $  1,201,858
Estimated transaction costs                                                    15,000
                                                                         ------------
     Total estimated purchase price                                      $  1,216,858
                                                                         ============

For purpose of these statements the total estimated purchase price was allocated as follows:

Total estimated purchase price                                           $  1,216,858
Universal's net assets at December 31,1997 adjusted for the
  elimination of existing goodwill of $242,291                                 54,064
                                                                         ------------
Estimated excess purchase price (allocated to goodwill)                  $  1,162,794
                                                                         ============

The estimated excess purchase price allocated to goodwill of $1,162,794 will be amortized over a 25 year period using the straight line method which will result in annual goodwill amortization of $46,512.

The pro forma merger adjustments at December 31, 1997 are as follows:

                                                                         Increase (Decrease)
                                                                            In Thousands
                                                                            ------------
Cash and cash equivalents                                                    $ (15,000)
Licenses and goodwill                                                          902,290
Common stock                                                                     1,661
Additional paid-in capital                                                     825,800
Retained earnings (accumulated deficit)                                         87,541
Other shareholders' equity                                                      (9,499)


The pro forma merger adjustments for the year ended December 31, 1997 are as follows:

                                                                         Increase (Decrease)
                                                                               Income
                                                                            In Thousands
                                                                            ------------
Depreciation and amortization                                                 $ (30,881)
Noncash compensation for incentive options                                        8,289

                                  CLEAR CHANNEL
                   UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                             STATEMENT OF OPERATIONS

                      (In thousands, except per share data)

                          Year ended December 31, 1997

                                                                              Clear Channel   Paxson
                                      Clear Channel  Eller Media   Pro Forma   Eller Media     Radio     Pro Forma   Clear Channel
                                        Historical    Historical  Adjustment(1) Pro Forma   Historical   Adjustment(2) Pro Forma
                                         ---------    ---------    ---------    ---------    ---------    ---------    ---------
Net revenue                              $ 697,068    $  56,642         --      $ 753,710    $  78,104    $    --      $ 831,814
Operating expenses                         394,404       33,804         --        428,208       63,362       (1,246)     490,324
Depreciation and amortization              114,207       10,547    $   5,974      130,728       12,101        9,377      152,206
Corporate expenses                          20,883        2,318         --         23,201        4,059         --         27,260
                                         ---------    ---------    ---------    ---------    ---------    ---------    ---------
Operating income (loss)                    167,574        9,973       (5,974)     171,573       (1,418)      (8,131)     162,024
Interest expense                            75,076        8,565        2,518       86,159        1,370       29,276      116,805
Other income (expense) - net                11,579       (4,082)        --          7,497       (1,034)        --          6,463
                                         ---------    ---------    ---------    ---------    ---------    ---------    ---------
Income (loss) before income taxes          104,077       (2,674)      (8,492)      92,911       (3,822)     (37,407)      51,682
Income tax (expense) benefit               (47,116)          (3)       1,315      (45,804)        --         14,963      (30,841)
                                         ---------    ---------    ---------    ---------    ---------    ---------    ---------
Income before equity in earnings
  (loss) of nonconsolidated affiliates      56,961       (2,677)      (7,177)      47,107       (3,822)     (22,444)      20,841
Equity in earnings (loss) of non-
  consolidated affiliates                    6,615         --           --          6,615         --           --          6,615
                                         ---------    ---------    ---------    ---------    ---------    ---------    ---------
Net income (loss)                        $  63,576    $  (2,677)   $  (7,177)   $  53,722    $  (3,822)   $ (22,444)   $  27,456
                                         =========    =========    =========    =========    =========    =========    =========
Net income (loss) per common share:
    Basic                                $     .72                              $     .60                              $     .30
                                         =========                              =========                              =========
    Diluted                              $     .67                              $     .54                              $     .26
                                         =========                              =========                              =========

                                  CLEAR CHANNEL
                     NOTES TO UNAUDITED PRO FORMA CONDENSED
                      CONSOLIDATED STATEMENTS OF OPERATIONS

                          Year ended December 31, 1997

ELLER MEDIA ACQUISITION

(1) Represents the pro forma effect of the acquisition of Eller Media assuming it was acquired January 1, 1997.

                                                                                                  Increase
                                                                                                 (Decrease)
                                                                                                   Income
                                                                                               (in Thousands)
                                                                                               --------------
(a)     Increase in amortization of goodwill of $5,205 resulting from the additional              $(5,974)
        goodwill created by the acquisition and a decrease in amortizable life from 40 years (Eller Media) to 25 years (The Company) and additional depreciation of $769 related to the adjustment of fixed assets to fair value.

(b)     Increase in interest expense due to a higher amount of average debt outstanding            (2,518)
        which was partially offset by a lower average interest rate (6% average rate for
        The Company and 8.8% for Eller Media during the first three months of 1997).

(c)     Tax effect of the above adjustments to depreciation and interest expense at The             1,315
        Company's estimated effective tax rate of 40%




PAXSON RADIO ACQUISITION

(2) Represents the pro forma effect of the acquisition of Paxson Radio assuming it was acquired January 1, 1997.

                                                                                                  Increase
                                                                                                 (Decrease)
                                                                                                   Income
                                                                                               (in Thousands)
                                                                                               --------------
(a)     Elimination of option plan compensation expense resulting from the elimination of      $    1,246
        the plan.

(b)     Increase in amortization expense resulting from the additional goodwill created            (9,377)
        by the acquisition.

(c)     Increase in interest expense (at an average interest rate of 6.5% for the first           (29,276)
        nine months of 1997) due to additional borrowing on the Company's credit facility to finance the acquisition cost.

(d)     Tax effect of the above adjustment at the Company's estimated effective
        tax rate of 40%.                                                                           13,339

(e)     This pro forma does not include certain benefits Clear Channel believes it will achieve through the discontinuance of a corporate headquarters operating solely for the Paxson Radio stations. Paxson Radio's historical statement of operations for the year ended December 31, 1997 includes $4,059, $2,435 net of tax, of expenses as the allocation of corporate expense. Clear Channel does not expect to incur these expenses relating to the Paxson Radio stations subsequent to the acquisition.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              Clear Channel Communications, Inc.


Date: February 23, 1999                       By: /s/ HERBERT W. HILL, JR.
                                                  ------------------------------
                                                  Herbert W. Hill, Jr.
                                                  Senior Vice President and
                                                  Chief Accounting Officer